III METRO SQUARE

                             OFFICE LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into on April 12, 1995, by and between GJSI - Texas, Inc., a Texas Corporation, (hereinafter referred to as "Landlord") and, TBX Resources, Inc., a Texas Corporation, (hereinafter referred to as "Tenant").

IN CONSIDERATION OF THE MUTUAL COVENANTS and agreements herein set forth, and any other consideration, Landlord leases to Tenant and Tenant leases from Landlord Suite 265 ("Premises"), which is part of III Metro Square located at 12300 Ford Road, Dallas, Texas 75234 (hereinafter referred to as the "Building). (Refer to Exhibit "All for space plan of Premises.)

                                LEASE PROVISIONS

1. TERM. The term of this lease shall be twelve (121 months commencing on may 1, 1995, (the "Commencement Date"), and terminating on April 30, 1996, unless sooner terminated as provided hereinafter.

2. BASIC RENTAL PROVISION. Tenant will pay to Landlord without deduction or setoffs, the sum of $941.00 ("Basic Rent") as rent for each month of the entire lease term, unless more specifically itemized in Paragraph 38, Special Provisions. One full monthly rental installment together with a security deposit of $941.00 shall be payable by Tenant to Landlord upon execution of this lease agreement. Rent for any fractional month at the beginning or end of the lease term shall be pro-rated. The security deposit shall be held by Landlord, without liability for interest, as security for the performance by Tenant of Tenant's covenants and obligations under this lease. Such deposit shall not be considered an advance payment of rent or the full measure of Landlord's damages in case of a default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use such security deposit to the extent necessary to make good any arrears of rent or any other damage, injury, expense or liability caused to Landlord by any such event of default. Following any such application of the security deposit, Tenant shall pay to Landlord on demand any amount so applied in order to restore the security deposit to its original amount. If Tenant is not in default hereunder, any remaining balance of such deposit shall be returned to Tenant by Landlord upon termination of this lease. If Landlord transfers its interest in the premises during the lease term, Landlord may assign the security deposit to the transferee and thereafter shall have no further liability for the return of such security deposit.




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3. LANDLORD'S OBLIGATIONS

     A. Landlord will furnish to Tenant at Landlord's cost and expense:

          (i) water at those points of supply provided for the general use of tenants of the Building;

          (ii) heated and refrigerated air conditioning in season, at such times as Landlord determines, and at such temperatures and in such amounts as reasonably considered necessary by Landlord. Service of such conditioning on Sundays, Saturdays, and holidays are optional on the part of the Landlord.

          (iii) janitorial services to the premises on weekdays other than holidays and such window washing as may from time to time in Landlord's judgment be reasonably required. Any person employed by Landlord to do janitorial work while in the Building is subject to and under the control and direction of the employer of the janitorial company and does not act as an agent or employee of the Landlord.

          (iv) operatorless passenger elevators for ingress and egress to the floor on which the premises are located, in common with other tenants.
     Landlord reserves the right to regulate at all times the number of elevators that will be operated in the Building and shall never be held liable for any claim arising in consequence of the use, non-use, or number thereof. Landlord also reserves the right to stop the elevators at any time in cases of breakage, repair, or replacement of machinery or any emergency or accident.

          (v) replacement of Building standard light fixtures; and

          (vi) electric lighting for all public areas and special service areas of the Building in a manner and to the extent deemed by the Landlord to be reasonable.

     B. Landlord shall furnish Tenant all electrical current required by Tenant in a normal office use, occupancy of the premises. If there is any consumption or use of electricity for anything other than small office machines and lighting, Tenant agrees to pay Landlord's cost for any such excess or additional electricity, which shall be collectible as additional Rent unless otherwise agreed to hereinafter.

     C. Failure to furnish, stoppage, or interruption of these services resulting from any cause shall not render Landlord liable in any respect for damages to either person, property or business, or be construed as an eviction of Tenant, work an abatement of rent, or relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by

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Landlord break down or for any cause cease to function properly,  Landlord shall use reasonable diligence to repair the same promptly.

4. IMPROVEMENTS. Landlord agrees to install at Landlord's cost and expense the Building improvements described in "Exhibit Bit attached hereto in accordance with all the provisions of "Exhibit B". All other or additional improvements to the premises 'shall be installed at the cost and expense of Tenant in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. Such work shall be performed only by Landlord or by contractors and subcontractors approved by Landlord.

5. RELOCATION. Landlord shall have the right to relocate tenant to space the same size or larger and the rent shall remain the same regardless of the size of the suite.

6. USE OF PREMISES. Tenant will use the leased premises for office purposes only, unless Landlord shall give Tenant prior written consent for different use. Tenant will not use, occupy, permit the use or occupancy, in the Building for any purpose which is forbidden by law, ordinance or governmental or municipal regulation or order, or which may be dangerous to life limb or property, or permit the maintenance of any public or private nuisance, or do or permit any other thing which may disturb the quiet enjoyment for all of the Building, or keep any substance or carry on or permit any operation which might emit offensive odors or conditions into other portions of the Building, or at any time sell, purchase, or give away, or permit the sale, purchase or gift of food in any form by or to any of Tenant I s agents or employees or other parties in the Building, or use any apparatus which might make undue noise or set up vibrations in the building, or permit anything to be done which would increase the fire and extended coverage insurance rate on the Building or contents, and if there is any increase in such rate by reason of acts of Tenants, then Tenant agrees to pay such increase promptly upon demand therefore by Landlord. Payment by Tenant of any such rate increase shall not be a waiver of Tenant's duty to comply herewith.

          Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on or in the Building except for such tenant identification information as Landlord permits to be included or shown on the directory in the main lobby.

7. TENANT'S OBLIGATIONS. Tenant will not in any manner deface or injure the Building and will pay the cost of repairing any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, employees, or invitees. Tenant shall take good care of the premises and keep them free of waste and nuisance. Tenant will keep the premises including all fixtures installed by Tenant in good condition and repair. If Tenant fails to make such

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necessary  repairs  within (15) fifteen days after the  occurrence  of damage or injury, Landlord may, at its option, make such repairs and Tenant shall, upon demand, pay Landlord the cost thereof plus interest at the rate of fifteen (15) percent per year from demand until paid. Upon termination of this lease, Tenant shall deliver to Landlord the premises with all improvements located thereon in good repair and condition, and shall deliver to Landlord all keys to the premises. Tenant will not make or allow to be made any alterations or physical additions in or to the premises without prior written consent of Landlord. At the termination of this lease, Tenant shall, if Landlord so elects, remove all alterations, physical additions or improvements as directed by Landlord and restore the premises. All of Tenants fixtures and personal property not removed from the premises at the termination of this lease shall be presumed to have been abandoned by Tenant, and shall become the property of the Landlord.

8. INDEMNITY. Landlord shall not be liable for and Tenant will indemnify and save Landlord harmless of and from all fines, suits, claims , demands, losses, and actions, including attorney's fees, for any injury to persons or damage to or loss of property on or about the premises caused by the Tenant, its employees, invitees, liscencees, or by an other person entering the premises or the Building under express or implied invitation of the Tenant, or arising out of Tenant's use of premises.

9. MORTGAGES. Tenant accepts this lease subject to any deeds of trust, security interests, or mortgages which might now or hereafter constitute a lien upon the Building or improvements. Tenant shall at any time hereafter, on demand, execute any such instruments, release or other documents that may be required by any mortgagee for the purposes of subjecting and subordinating this lease to any such deed of trust, security interest or mortgage.

10. ASSIGNMENT AND SUBLEASING. Tenant shall not assign this lease, or -' allow it to be assigned, in whole or in part, by operation of law or otherwise (including without limitation by transfer of a majority interest of stock, merger, or dissolution) or mortgage or pledge the same, or sublet the Premises or any part thereof, without prior written consent of Landlord, and in no event shall any such assignment or sublease ever release Tenant from any obligation or liability hereunder. No assignee or sublessee of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof.

     If Tenant desires to assign or sublet all or any part of the Premises, it shall so notify Landlord at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease, and such information as Landlord might request concerning the proposed assigned or sublessee to allow Landlord to make informed judgments as to the financial

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condition,  reputation  operations,  and general  desirability  of the  proposed sublesees(s) or assignee(s). After such information has been received Landlord shall have the option to:

          A. Cancel the Lease as to the Premises or portion thereof proposed to be assigned or sublet; or

          B. Consent to the proposed assignment or sublease, in which event, however, is the rent due and payable by any assignee or sublessee under such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration therefore or any payment incident thereto) exceeds the Rent payable under the Lease for such space, Tenant shall pay to Landlord all such excess rent and other excess consideration within ten (10) days following receipt thereof by Tenant: or

          C. Refuse its consent to the proposed assignment or sublease, which option shall always be deemed to be elected unless Landlord gives Tenant written notice otherwise.

11. EMINENT DOMAIN. If the Premises shall be taken or condemned in whole or in part f or public purposes or sold under threat of condemnation, this lease shall terminate at the option of Landlord. Landlord shall be entitled to receive the entire award of any condemnation proceedings or the proceeds in sale in lieu thereof, including any award for the value of the unexpired portion of this lease.

12. ACCESS. Landlord or its authorized agent shall at any and all times have the right to enter the Premises to inspect the same, to supply janitorial service or any other service to be provided by Landlord to Tenant hereunder, to show the premises to prospective lenders, purchasers or tenants, to alter, improve, or repair the Premises or any other portion of the Building all without being deemed guilty of an eviction of Tenant and without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interf erence. with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, about, and upon the Premises. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door(s) in emergency without liability therefore.

13. CASUALTY. In the event the building should be totally destroyed by fire, tornado, or other casualty or in the event the premises or the Building be so damaged that repairs cannot be

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completed within 120 days after the date of Such damage,  Landlord may terminate this lease. Landlord shall not be required to rebuild, repair, or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by Tenant or other Tenants in the Building or the premises. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the premises, shall be for the sole benef it of the party carrying such insurance and under its sole control.

14. WAIVER OF SUBROGATION. Tenant waives any and every claim which arises or may arise in its favor against the Landlord or any other tenant of the building during the term of this lease, or any renewal or extension hereof, for any and all loss of or damage to any of its property located within or upon or constituting a part of the Premises hereunder, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies to the extent that such loss or damage is recoverable under said insurance policies. This waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this lease with respect to any loss of or damage to property of the Tenant. Inasmuch as the above waiver will preclude the assignment of any aforesaid claim by way of subrogation to an insurance company (or any other person), Tenant agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance written notice of the terms of this waiver, and to have said insurance policies properly endorsed, if necessary to prevent the invalidation of said insurance coverage by reason of this waiver.

15. HOLDING OVER. In the event Tenant, or any other party under Tenant claiming rights to this agreement, retains possession of the Premises after the expiration or earlier termination of this lease, such possession shall be an unlawful detainer, and no tenancy or interest shall result from such possession. Such parties shall be subject to eviction and removal, and Tenant or any such party shall pay Landlord as rent for the period of such holdover an amount equal to twice the rental rate being charged by Landlord for the Premises. Tenant will vacate the Premises and deliver same to Landlord immediately upon Tenant's receipt of notice from Landlord to so vacate. No holding over by Tenant whether with or without the consent of Landlord, shall operate to extend this lease.

16. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the premises. If any such taxes for which Tenant is liable are rendered against or assessed against Landlord or Landlord's property, the same can be paid by Landlord and Tenant shall pay to Landlord upon demand the taxes on Tenant's property for which Tenant is primarily liable hereunder. Any claim arising against Tenant by Landlord under this provision shall be

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assessed  interest at f if teen percent  (15%) per year until the claim has been satisfied.

17. LANDLORDS LIEN. In addition to the statutory Landlords lien,, Tenant hereby grants to Landlord a security interest to secure payment of all rent or other sums of money coming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach of Tenant of any covenant, agreement, or condition contained herein, upon all goods, wares, or fixtures, in or on the Premises . Such property shall not be removed from the premises without the consent of the Landlord until all arrearages in rent as well as any other sums of money due to Landlord hereunder shall first have been paid and discharged, and all covenants, agreements, and conditions hereof have been fulfilled and performed by Tenant. In addition, to any other remedies provided herein, upon an event of default, Landlord or its assigns may sell the property unless such sale is otherwise prohibited by law. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is given to Tenant at the address hereinafter prescribed prior to the time of the sale. The statutory lien for rent is not waived; the security interest herein granted is in addition and supplementary thereto.

18. MECHANICS LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event the Tenant shall not, within (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be release by such means as Landlord shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay, on demand, an equivalent" amount, plus fifteen percent (15%) interest per year thereon as Rent. No work which Landlord permits Tenant to perform in the Premises shall be deemed to be for the immediate use and benefit of Landlord so that no mechanics or other lien shall be allowed against the estate of Landlord by reason of its consent to such work.

19. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute a default and breach of this lease by Tenant:

          A. Any failure by Tenant to pay the Rent or make any other payment required to be made by Tenant hereunder when due, no notice being required for default in payment.

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          B. Any failure by Tenant to observe and perform any  provision of this
     Lease where such failure continues for fifteen (15) days after notice to Tenant.

          C. When Tenant or any guarantor of Tenant's obligations hereunder, cannot meet its obligation as they become due, or is declared insolvent according to any law, or assignment of Tenant's or guarantor's property is make for the benefit of its creditors, or a receiver or trustee is appointed for Tenant or guarantor or its property, or the interest of Tenant or guarantor under this lease is levied on-under execution or under other legal process, or any petition is filed or other action taken to reorganize or modify Tenant's or guarantor's debts or obligations, or any petition is filed or other action taken to reorganize or modify Tenant's or guarantor's capital structure if either Tenant or guarantor be a corporation or other entity.

          D. The abandonment of the Premises by Tenant which shall mean that the Tenant is absent from the Premises for (10) ten consecutive days.

20. REMEDIES. Upon the occurrence of any event of default specified in this lease agreement or otherwise, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

          A. Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord. If Tenant fails to surrender the premisses to Landlord, Landlord may, without prejudice to any other remedy, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages. Tenant agrees to pay to Landlord upon demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise, including the loss of rental for the remainder of the lease term.

          B. If Landlord so elects, Landlord may relet the premises on such terms as Landlord shall deem advisable and receive the rent therefore. Tenant agrees to pay the Landlord upon demand any deficiency of rent that may arise by reason of such reletting for the remainder of the lease term.

          C. Enter upon the premises, by force if necessary, without being liable for prosecution 'or any claim for damages and do whatever Tenant if obligated to do under the terms of this lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease. Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

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     Pursuit of any of the foregoing  remedies shall not preclude the pursuit of any other remedies herein provided, or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due Landlord hereunder, or of any damages suffered by Landlord by reason of violation of any term, provision or covenant herein contained.

No waiver by Landlord of any violation or breach of any term, provision or covenant herein contained shall be deemed or construed as a waiver of any violation or breach of any default shall not be deemed or construed to be waiver of such default.

21. SURRENDER OF PREMISES. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed as acceptance of surrender of the premises. No agreement to accept surrender of the premises shall be valid unless the same is in writing and signed by the Landlord.

22. ATTORNEYS FEES. If, on account of any breach or default by Tenant of any respective obligation under this lease, it shall become necessary for Landlord to employ an attorney to enforce or defend any of its rights or remedies hereunder, and Landlord should prevail, it shall be entitled to reasonable attorney fees incurred in such connection.

23. FORCE MAJEURE. Whenever a period of time is prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of the Landlord.

24. GOVERNMENTAL REGULATIONS. Tenant will comply with all laws, ordinances, orders, rules and regulation of all governmental agencies having jurisdiction of the premises with reference to the use, construction, condition or occupancy of the premises.

25. APPLICABLE LAW. This lease shall be governed by and construed pursuant to the laws of the state of Texas.

26. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provision of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, and assigns.

27. SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the


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remainder of this Lease and the  application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

28. NAME. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names.

29. NOTICES Any notice or document required to be delivered hereunder shall be deemed to be delivered whether or not actually received, when deposited in the United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at their respective addresses set forth below:

         LANDLORD ADDRESS:

         GJSI - TEXAS, INC.
         12300 FORD ROAD, SUITE 160
         DALLAS, TEXAS 75234

         TENANT ADDRESS:

         TBX Resources, Inc.
         12300 FORD ROAD, SUITE 265
         DALLAS, TEXAS 75234


30. DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the articles of this lease are not part of this lease and shall have no effect upon the construction or interpretation of any part thereof. Captions contained herein are for the convenience of reference only and in no way limit or enlarge the terms or conditions of this lease.

31. CORPORATE AUTHORITY. If Tenant executes this Lease as a corporation, each of the persons executing this lease on behalf of Tenant does hereby personally covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Texas, that the corporation has full right and authority to enter into this lease, and that each person signing on behalf of the corporation was authorized to do so.

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32. LIQUIDATED DAMAGES. If the space for the Premises is not ready for occupancy by the commencement date of this lease, the rent under this lease shall not commence until the lease Premises are ready for occupancy by Tenant. Such allowance for rent shall be received by Tenant in full settlement for any claims which Tenant might otherwise have by reason of the leased premises not being ready for occupancy.

33. INTEGRATED AGREEMENT. This Lease contains the entire integrated agreement of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

34. RENTAL DUE DATE AND LATE FEE. In the event that Tenant fails to pay the full monthly rent reserved herein, including all additional rents due hereunder, and any arrears of previous rent, on or before the tenth (10th) day of any month, Landlord, without waiving any other rights or remedies available to Landlord under the terms of this lease or under law, shall charge Tenant a sum as additional rent hereunder as an administration fee equal to ten percent (10%) of the total of said amount of monthly rent as described above which shall be paid by Tenant to Landlord immediately upon written notice from Landlord of the basis and amount of such hereinabove and the failure of Tenant to make immediate payment of said sum shall constitute a default hereunder in the payment of the rent reserved herein.

35. INDEMNITY. Tenant will indemnify and hold harmless Landlord from and against any loss, damage or liability occasioned by or resulting from any default hereunder or any willful or negligent act on the part of Tenant, its agents, employees, or invitees, or persons permitted on the Demised Premises by Tenant, Tenant agrees to place and maintain at Tenant's sole cost and expense, insurance policies covering Tenant's aforesaid indemnity with respect to Tenant's use and occupancy of the Demised Premises.Such policies shall be issued in the name of Tenant and Landlord as their interest may appear, or shall contain an "additional insured" endorsement in favor of Landlord, and with limits of liaility of at least FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) per occurrence for bodily injury and ONE HUNDRED THOUSAND DOLLARS (100,000.00) per occurrence for property damage.Duplicate originals of such policies and endorsements shall bedelivered to Landlord within thirty (30) days from the execution date hereof.

A. Insurance Policy Requirements. Insurance policies required hereunder shall be issued by companies which are currently rated B+ or better in "Best's Insurance Guide" and are licensed to do business in the state of Texas. The maximum deductibles for these insurance policies shall not exceed One Thousand Dollars

($1,000.00), and Tenant shall be responsible for paying all deductibles in the event of an insured loss. Tenant shall deliver to Landlord copies of policies of liability insurance required in this Section 35 and certificates evidencing the existence and amounts of property insurance required under this Section 35, all of which shall include loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modifications except after ten (10) days' prior written notice to Landlord.
Tenant shall, within ten (10) days prior to the expiration of such policies, furnish to Landlord with renewals or "binders" thereof. If Tenant fails to do so Landlord may, but shall not be required to, procure such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies required herein under this Section 35.

36. RENTAL ADJUSTMENT one (1) year after the commencement of this lease and each one (1) year thereafter as set forth herein the base rental shall be adjusted and changed as follows:

     Such adjustment of the base rent shall be determined in accordance with the cost of living changes in the "Consumer Price Index for all Urban Consumers --
U. S. City Average" as published by the Bureau of Labor Statistics United States Department of Labor, ("BLS Consumer Price Index").

The "BLS Consumer Price Index" figure for month and year in which this lease commences is the base figure in the computation of adjustment of rentals. At the beginning of each one (1) year period as provided in this paragraph the "BLS Consumer Price Index" for the preceding month thereto shall be ascertained and noted and the rent commencing with the start of each such period of the lease and continuing throughout such next one (1) year period shall be adjusted by increasing the basic rent, percentage-wise, as the said "BLS Consumer Price Index" for the month has increased as compared with the base "BLS Consumer Price Index" as herein fixed.

37. EXHIBITS. The following exhibits are attached and made a part hereof:


                  Exhibit A           Space Plan of Premises
                  Exhibit B           Tenant Improvements
                  Exhibit C           Rules and Regulations

38. SPECIAL PROVISIONS.

      Not Applicable

IN WITNESS HEREOF this Lease has been executed the day and year set forth below:

LANDLORD:                        GJSI-TEXAS, INC.
                                 a Texas Corporation

                                 --------------------------------------

                                 Glenn J. Solomon
                                 --------------------------------------
                                 President

                                 --------------------------------------
                                  Date

TENANT:                          TBX Resources, Inc.
                                 a Texas corporation
                                  /s/  Tim Burroughs
                                 --------------------------------------
                                 By
                                 Tim Burroughs
                                 --------------------------------------
                                 Printed

                                 owner/President
                                 --------------------------------------
                                 Title
                                  April 12-1995
                                 --------------------------------------
                                  Date

                                   EXHIBIT A

                             SPACE PLAN OF PREMISES

                     III METRO SQUARE OFFICE LEASE AGREEMENT


                               [DRAWING OMITTED]

                                    EXHIBIT B

                               TENANT IMPROVEMENTS

Tenant improvements shall consist of fresh building standard paint and new building standard carpet. The reception area shall be enlarged, the interior conference room shall also be enlarged, and the interior storage/work area shall be enclosed. Please refer to Exhibit A for a more specific sketch of the suite.

                                    EXHIBIT C

                              RULES AND REGULATIONS

         1. No sign, picture, advertisement, name or notice shall be inscribed, displayed or affixed on or to any part of the inside of the Building or the Lease premises without the prior written consent of Lessor and Lessor shall have the right to remove any such sign, placard, advertisement, name or notice to and at the expense of Lessee.

All approved signs or lettering on doors and the building directory shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved by Lessor.

                  Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the leased premises provided, however, that Lessor may furnish and install a Building standard window covering at all exterior windows. Lessee shall not-without written consent of Lessor cover or otherwise sunscreen any window.

         2. Lessor shall approve in writing, prior to installation, the method of attachment of any objects affixed to walls, ceilings, or doors other than reasonable pictures, plaques and similar items.

         3. The directory of the Building will be provided exclusively for the display of the name and location of Lessee only and Lessor reserves the right to exclude any other names therefrom.

         4. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be. obstructed by Lessee or used by lessee for any purpose other than ingress to and egress *from the leased premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Lessor shall. in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Lessor shall be prejudicial to the safety, character, reputation and interests of the Building and its Lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Lessee normally deals in the ordinary course of Lessee's business unless such persons are engaged in illegal activities. No Lessee and no employees or invitees of any Lessee shall go upon the roof of the Building.

         5. Locks - No Additional locks or bolts of any kind shall be placed upon any of the doors or windows by Lessee, nor shall any changes be made in existing locks or the mechanisms thereof without the prior written consent of the Lessor. Lessee must, upon the termination of Lessee"s tenancy, restore to Lessor all keys of storage, offices and toilet rooms either furnished to or otherwise procured by Lessee and in the event of the loss of any key so furnished Lessee shall pay to Lessor the cost thereof or of changing the lock or locks opened by lost keys if Lessor deems it necessary to make a change.

         6. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that of which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, -or whose employees or invitees, shall have cause it.

         7. Lessee shall not overload the floor of the Leased premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way def ace the leased premises or any part thereof. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of the Lessor and as the Lessor may direct.

         8. No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Lessor and. all moving of same into or out of the Building shall be done at such time and in such manner as Lessor shall designate. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building by moving or maintaining, such safe or other property shall be repaired at the expense of Lessee. There shall not be used in any space, or in the public halls, of the Building, either by any Lessee or others, any hand trucks except those equipped with rubber tires and side guards.

          9. Janitorial Service - Lessee shall not employ any person or persons for the purpose of cleaning the Leased Premises without the consent of Lessor. Lessor shall be in no way responsible to Lessee for any loss of property from the leased premises, however, occurring or for any damages done to the effects of Lessee by the Janitorial Service or any Lessor's employees, or by any other person. Janitorial service will not include the cleaning of carpets and rugs, other than vacuuming. Lessee shall not cause unnecessary labor by reason of Lessee's carelessness and indifference in the preservation of good order and cleanliness.

          10. Lessee shall not use, keep or permit to be used any food or noxious gas or substance in leased premises, or permit or suffer the leased premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessees or those having business therein nor shall any animals or birds by brought in or kept in or about the leased

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
premises or the Building. No Lessee shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or leased premises or those having business with them whether by the use of any musical instruments, radio, phonograph, unusual noise or in any other way. No Lessee shall throw anything out of doors or down the passageways. No trash shall be placed in the common area before 5:00 P. M..

         11. Tenant shall only be permitted use as general of f ice space. No Lessee shall occupy or permit any portion of his leased premises to be occupied for lodging or sleeping or for any illegal purposes.

         12. Lessee shall not use or keep in the lease premises or the Building any kerosene, gasoline or combustible fluid or material.

         13. Lessor will direct electricians as to where and how telephone and telegraph wires shall be introduced. No boring or cutting for wires will be allowed without the consent of Lessor. The location of telephones, call boxes and other office equipment affixed to the leased premises shall be subject to the approval of Lessor.

         14. Installation of floor coverings - No Lessee shall lay linoleum or other similar floor covering so that same shall be affixed to the floor of the leased premises in any way except by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the leased premises, shall be subject to approval by Lessor. The expense of repairing any damage resulting from a violation of this rule shall be borne by Lessee by whom, or by whose agents, employees, or visitors, the damage shall have been caused.

         15. Carpet/Floor protection - Lessee shall provide and use chair pads and carpet protectors at all desk and furniture locations.

         16. No Furniture, packages, supplies equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Lessor.

         17. On Saturdays, Sundays and legal holidays and on other days between the hours of 6:00 p.m. and 6:30 a.m. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building or to the leased premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified.

The Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Lessor reserves the right to prevent access to the Building during the continuance of the same by closing the doors or others for the safety of the Lessees and protection of property in the Building. The Lessor reserves the right to close and keep locked all entrance and exit doors of the Building on Saturdays, Sundays and legal holidays and on other days between the hours of 6:00 a.m. and during such further hours as Lessor may deem advisable for the - adequate protection of said Building and the property of Lessees.

         18. Access to the building and parking may be controlled by the use of electronic card key or by other method deemed necessary by Landlord. Tenant shall be issued card keys or other ingress/egress devices and a deposit for each card or device shall be paid upon issuance of the cards. In the event that Tenant shall damage or lose the card key(s) or device(s) then Tenant's deposit for such card or device will be forfeited and Tenant will pay another deposit in order to replace it.